EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Judith Adelstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of BuyRite Club Corp. on Form 10-Q for the period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of BuyRite Club Corp.

Dated: January 26, 2011
/s/ Judith Adelstein
Judith Adelstein
President, Chief Financial Officer, principal executive officer, principal accounting and financial officer

A signed original of this written statement required by Section 906 has been provided to BuyRite Club Corp. and will be retained by BuyRite Club Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.